UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 27, 2005

The Gymboree Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21250 (Commission File Number)	942615258 (IRS Employer Identification No.)

500 Howard Street, San Francisco, CA (Address of principal executive offices)	94105 (Zip Code)

Registrant’s telephone number, including area code	(415) 278-7000

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement
     On July 27, 2005, The Gymboree Corporation, a Delaware corporation (the “Company”), entered into a Second Amendment to Credit Agreement (the “Second Amendment”) by and between the Company and certain of its subsidiaries (collectively, the “Borrowers”) and the Bank of America, N.A. (the “Lender”). The Second Amendment amends certain terms of the Credit Agreement dated as of August 11, 2003, as previously amended by the Waiver and First Amendment to Credit Agreement on December 3, 2004 (as amended, the “Credit Amendment”), by and between the Company, the Borrowers and the Lender.
     Among other things, the Second Amendment amends the Credit Agreement by:
i.	extending the maturity date of the unsecured revolving credit facility (the “Revolving Facility”) from August 11, 2006 to August 11, 2008; and

ii.	providing the Company with the option to increase the maximum revolving loan limit from an aggregate principal amount of $70,000,000 to $80,000,000.
     Other than the amended Credit Agreement, the Company does not have any material relationship with the Lender, nor is the Company aware of any material relationship existing between any of its affiliates and the Lender.
     The foregoing summary of the Second Amendment is qualified in its entirety by the terms of the Credit Agreement, the Credit Amendment, and the Second Amendment, which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
10.1 Credit Agreement, dated August 11, 2003 (incorporated by reference to Exhibit 10.55 of the Quarterly Report on Form 10-Q as filed by The Gymboree Corporation with the Securities and Exchange Commission on September 11, 2003).
10.2 Waiver and First Amendment to Credit Agreement, dated December 3, 2004 (incorporated by reference to Exhibit 10.60 of the Quarterly Report on Form 10-Q filed by The Gymboree Corporation with the Securities and Exchange Commission on December 8, 2004).
10.3 Second Amendment to Credit Agreement, dated July 27, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Date: August 1, 2005	By:	/s/ BLAIR W. LAMBERT
Blair W. Lambert
Chief Operating Officer and Chief Financial Officer

Exhibit Index
10.1 Credit Agreement, dated August 11, 2003 (incorporated by reference to Exhibit 10.55 of the Quarterly Report on Form 10-Q as filed by The Gymboree Corporation with the Securities and Exchange Commission on September 11, 2003).
10.2 Waiver and First Amendment to Credit Agreement, dated December 3, 2004 (incorporated by reference to Exhibit 10.60 of the Quarterly Report on Form 10-Q filed by The Gymboree Corporation with the Securities and Exchange Commission on December 8, 2004).
10.3 Second Amendment to Credit Agreement, dated July 27, 2005.

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